SALE AND PURCHASE AGREEMENT

THIS AGREEMENT is dated for reference the 30th day of May, 2008.

BETWEEN:

ALMADEN MINERALS LTD, ("Almaden") and REPUBLIC RESOURCES LTD ("Republic") bodies corporate incorporated or organized pursuant to the laws of British Columbia and each having an office at 1103-750 West Pender Street, Vancouver, British Columbia, V6C 2T8

(Jointly the "Vendor")

OF THE FIRST PART

AND

TARSIS CAPITAL CORP., a body corporate continued pursuant to the laws of British Columbia and having an office at 1103-750 West Pender Street, Vancouver, V6C 2T8

(the "Purchaser")

OF THE SECOND PART

WHEREAS:

A.

The Vendor is the legal and beneficial owner of a 100% interest in the Property as more particularly described in Schedule "A" attached to and made a part of this Agreement;

B.

The Vendor wishes to sell and the Purchaser wishes to purchase an undivided 100% interest in and to the Property subject only to the obligation to pay an. NSR and to issue Additional Shares on the terms and subject to the conditions set out in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the mutual promises, covenants, conditions, representations and warranties herein set out, the parties hereto agree as follows:

1.

INTERPRETATION

1.1

For the purposes of this Agreement, including the recitals and any schedules hereto, unless there is something in the subject matter or context inconsistent therewith, the following words and expressions shall have the following meanings:

(a)

“Additional Shares" shall mean 500,000 common shares of the capital of Purchaser to be issued in accordance with paragraph 3.3 on the receipt by the Purchaser of Bankable Feasibility Study;

(b)

"Agreement" means this Agreement, as amended from time to time;

(c)

"Approval Date" means the date that is five (5) business days after receipt by the Purchaser of written confirmation from the Exchange that this Agreement has been accepted for filing;

(d)

"Bankable Feasibility Study" shall mean a study prepared at the direction of Purchaser by a recognized firm of mining engineering consultants which contains a detailed examination of the feasibility of bringing a deposit of minerals on the Property into commercial production by the establishment of a mine, which reviews all outstanding issues, which contains the statement of the ore reserves, which reviews the nature and scale of any proposed operation, which contains an estimate of the construction costs and production costs and is in the form of a bankable document (meaning a document appropriate for presentation to a bank or other financial institutions from which a party might wish to secure financing);

(e)

"Commercial Production" means the operation of the Property or any portion thereof as a producing mine and the production of mineral products therefrom (excluding bulk sampling, pilot plant or test operations);

(f)

"Exchange" means the TSX Venture Exchange;

(g)

"Net Smelter Return" means that charge on proceeds from production as described in Schedule "B";

(h)

"Property" means those mineral properties more particularly described in Schedule "A" hereto together with the surface rights, mineral rights, personal property and permits associated therewith, and shall include any renewal thereof and any other form of successor or substitute title thereto.

1.2

The titles to the respective Articles hereof shall not be deemed to be a part of this Agreement but shall be regarded as having been used for convenience only.

1.3

Words used herein importing the singular number shall include the plural, and vice-versa, and words importing the masculine gender shall include the feminine and neuter genders, and vice-versa, and words importing persons shall include firms, partnerships and corporations.

2.

REPRESENTATIONS AND WARRANTIES

2.1

Each party represents and warrants to the others that:

(a)

if a company, it is a company duly incorporated, validly subsisting and in good standing with respect to filing of annual reports under the laws of the jurisdiction of its incorporation and is or will be qualified to do business and to hold an interest in the Property in the jurisdiction in which the Property is located;

(b)

it has full power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to in or contemplated by this Agreement and to carry out and perform all of its obligations and duties hereunder;

(c)

it has duly obtained all authorizations for the execution, delivery and performance of this Agreement, and such execution, delivery and performance and the consummation of the transactions herein contemplated will not conflict with, or accelerate the performance required by or result in any breach of any covenants or agreements contained in or constitute a default under, or result in the creation of any encumbrance, lien or charge under the provisions of its constating or initiating documents or any indenture, agreement or other instrument whatsoever to which it is a party or by which it is bound or to which it may be subject and will not contravene any applicable laws.

2.2

The Vendor represents and warrants to the Purchaser that:

(a)

it is the sole beneficial owner of a 100% undivided interest in and to the Property;

(b)

the Property is in good standing under the laws of the jurisdiction in which the Property is located up to and including at least the respective expiry dates set forth in Schedule "A" hereto;

(c)

the Property is free and clear of all liens, charges and encumbrances and is not subject to any right, claim or interest of any other person;

(d)

it has complied with all laws in effect in the jurisdiction in which the Property is located with respect to the Property and such Property has been duly and properly staked and recorded in accordance with such laws and that the Purchaser may enter in, under or upon the Property for all purposes of this Agreement without making any payment to, and without accounting to or obtaining the permission of, any other person other than any payment required to be made under this Agreement; and

(e)

there is no adverse claim or challenge against or to the ownership of or title to the Property, or any portion thereof nor is there any basis therefor and there are no outstanding agreements or options to acquire or purchase the Property or any portion thereof or interest therein and no person has any royalty or interest whatsoever in production or profits from the Property or any portion thereof, and the Property is not the whole or substantially the whole of the Vendor's assets or undertaking.

2.3

The representations and warranties hereinbefore set out are conditions on which the parties have relied in entering into this Agreement, are to be construed as both conditions and warranties and shall, regardless of any investigation which may have been made by or on behalf of any party as to the accuracy of such representations and warranties, survive the closing of the transaction contemplated hereby and each of the parties will indemnify and save the other harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation or warranty contained in this Agreement, and each party shall be entitled, in addition to any other remedy to which it may be entitled, to set off any such loss, damage or costs suffered by it as a result of any such breach against any payment required to be made by it to any other party hereunder.

3.

SALE AND PURCHASE

3.1

In consideration of the payment by the Purchaser to the Vendor of $30,000, the re-imbursement by the Purchaser of the Vendor's expense of maintenance costs of the Property incurred in December 2007 and the issue, allotment and delivery to the Vendor of 100,000 fully paid and non-assessable common shares of the Purchaser, the Vendor herby sells, transfers and assigns and the Purchaser hereby purchases a 100% interest in the Property free and clear of all encumbrances of any nature and kind except the grant of the Net Smelter Return as provided in paragraph 3.2.

3.2

Upon commencement of Commercial Production the Purchaser shall pay to the Vendor a Net Smelter Return to be paid in accordance with the provisions of Schedule "B" of this Agreement and The Net Smelter Return shall be recorded so as to constitute an obligation on a transferee of the Property.

3.3

Within 3 business days of the delivery to the Purchaser of a Bankable Feasibility Study the Purchaser shall issue to the Vendor an additional 500,000 fully paid and non-assessable common shares of the Purchaser. In the event the Purchaser shall sell or otherwise dispose of all or a portion of the Property (an "Alienation") and the acquiror of such interest ("Alienee") shall be in receipt of a Bankable Feasibility Study then upon such receipt the purchaser shall be obligated to issue the aforedescribed 500,000 shares unless in the contract of Alienation the Purchaser shall have secured from the Alienee a covenant (assignable to the Vendor) to issue to the Vendor 500,000 fully paid and non-assessable common shares of the Alienee upon receipt of a Bankable Feasibility Study.

3.4

Any and all shares issued in accordance with paragraphs 3.1 and 3.3 shall be subject only to such restrictions on transfer and alienation as may be provided under applicable securities regulation and under the policies of the Exchange at the time of issue and delivery of such shares.

4.

NOTICE

4.1

Any notice, direction, or other instrument required or permitted to be given under this Agreement shall be in writing and shall be given by the delivery of same or by mailing same by prepaid registered or certified mail or by sending same by telegram, telex, telecommunication or other similar form of communication, in each case addressed to the intended recipient at the address of the respective party set out on the first page hereof.

4.2

Any notice, direction, or other instrument aforesaid will, if delivered, be deemed to have been given and received on the day it was delivered, and if mailed, be deemed to have been given and received on the fifth business day following the day of mailing, except in the event of disruption of the postal service in which event notice will be deemed to be received only when actually received and, if sent by telegram, telecommunication or other similar form of communication, be deemed to have been given and received on the day it was actually received.

4.3

Any party may at any time give notice in writing to the others of any change of address, and from and after the giving of such notice, the address therein specified will be deemed to be the address of such party for the purposes of giving notice hereunder.

5.

FURTHER ASSURANCES

5.1

Each of the parties covenants and agrees, from time to time and at all times, to do all such further acts and execute and deliver all such further deeds, documents and assurances as may be reasonably required in order to fully perform and carry out the terms and intent of this Agreement.

6.

TIME OF THE ESSENCE

6.1

Time shall be of the essence in the performance of this Agreement.

7.

ENUREMENT

7.1

This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

8.

FORCE MAJEURE

8.1

No party will be liable for its failure to perform any of its obligations under this Agreement due to a cause beyond its reasonable control (except those caused by its own lack of funds) including, but not limited to, acts of God, fire, storm, flood, explosion, strikes, lockouts or other industrial disturbances, acts of public enemy, war, riots, laws, rules and regulations or orders of any duly constituted governmental authority, or non-availability of materials or transportation (each an "Intervening Event").

8.2

All time limits imposed by this Agreement will be extended by a period equivalent to the period of delay resulting from an Intervening Event.

8.3

A party relying on the provisions of Section 16.1 hereof, insofar as possible, shall promptly give written notice to the other party of the particulars of the Intervening Event, shall give written notice to all other parties as soon as the Intervening Event ceases to exist, shall take all reasonable steps to eliminate any Intervening Event and will perform its obligations under this Agreement as far as practicable, but nothing herein will require such party to settle or adjust any labour dispute or to question or to test the validity of any law, rule, regulation or order of any duly constituted governmental authority or to complete its obligations under this Agreement if an Intervening Event renders completion impossible.

9.

AMENDMENT

9.1

This Agreement may not be changed orally but only by an agreement in writing, signed by the party against which enforcement, waiver, change, modification or discharge is sought.

10.

ENTIRE AGREEMENT

10.1

This Agreement constitutes and contains the entire agreement and understanding between the parties and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether oral or written, express or implied, statutory or otherwise between the parties or any of them with respect to the subject matter hereof

11.

CONDITION PRECEDENT

11.1

The obligations of the Purchaser under this Agreement are first subject to the acceptance for filing of this Agreement on behalf of the Purchaser by the Exchange.

12.

GOVERNING LAW AND ARBITRATION

12.1

This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia.

12.2

All disputes arising out of or in connection with this Agreement, or in respect of any defined legal relationship associated therewith or derived therefrom, shall be referred to and finally resolved by arbitration under the rules of the British Columbia International Commercial Arbitration Centre.

12.3

The appointing authority shall be the British Columbia International Commercial Arbitration Centre and the case shall be administered by the British Columbia International Commercial Arbitration Centre in accordance with its "Procedures for Cases under the BCICAC Rules" at Vancouver, British Columbia.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day, month and year first above written.

SCHEDULE "A"
Description of Property

Yukon
Energy, Mines and Resources

Internet Mapping Framework

TAD 112
TAD 64
TAD 7
TAD 5
TAD 4
TAD 63
TAD 62
TAD 1
NIT 11
NIT 4
TAD 21
TAD 104
NIT 5
TAD 55
TAD 88
TAD 125
TAD 51
TAD 91
TAD 124
TAD 85
TAD 131
TAD 130
TAD 142
TAD 144
TAD 147
115J09
CHOPIN 2
CHOPIN 41
CHOPIN 15
115I12
CHOPIN 9
CHOPIN 5
CHOPIN 3
CHOPIN 1
HAYES 239
HAYES 238
HAYES 270
HAYES 96
HAYES 235
HAYES 79
HAYES 267
HAYES 164
HAYES 77
HAYES 263
HAYES 154
HAYES 73
HAYES 258
HAYES 129
HAYES 152
HAYES 69
HAYES 98
HAYES 10
HAYES 255
HAYES 125
HAYES 8
HAYES 65
HAYES 253
HAYES 121
HAYES 6
HAYES 63
HAYES 251
HAYES 117
HAYES 2
HAYES 43
HAYES 241
115J08
HAYES 113
HAYES 11
115I05
0
4
8 km.

Legend

Quartz Claims2

- Active
- Expired

Scale: 1:222,359

This map is a user generated static output from an Internet mapping site and is for general reference only. Data layers that appear on this map may or may not be accurate, current, or otherwise reliable. THIS MAP IS NOT TO BE USED FOR NAVIGATION.

Date Printed: 13-May-2008 10:37:06 AM

Map	District	GrantNumber	RegType	ClaimName	ClaimNbr	Claim Owner	OperationRecordingDate	ClaimExpiryDate	Status	QuartzLease	TotalExcessCredit	NTS MapNumber	NonStdSize	Ops Number
Go to map	Whitehorse	YB66122	Quartz	HAYES	1	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087135
Go to map	Whitehorse	YB66123	Quartz	HAYES	2	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087136
Go to map	Whitehorse	YB66124	Quartz	HAYES	3	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087137
Go to map	Whitehorse	YB66125	Quartz	HAYES	4	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087138
Go to map	Whitehorse	YB66126	Quartz	HAYES	5	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087139
Go to map	Whitehorse	YB66127	Quartz	HAYES	6	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087140
Go to map	Whitehorse	YB66128	Quartz	HAYES	7	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087141
Go to map	Whitehorse	YB66129	Quartz	HAYES	8	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087142
Go to map	Whitehorse	YB66130	Quartz	HAYES	9	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087143
Go to map	Whitehorse	YB66131	Quartz	HAYES	10	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087144
Go to map	Whitehorse	YB66132	Quartz	HAYES	11	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087145
Go to map	Whitehorse	YB66133	Quartz	HAYES	12	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087146
Go to map	Whitehorse	YB66134	Quartz	HAYES	13	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087147
Go to map	Whitehorse	YB66135	Quartz	HAYES	14	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087148
Go to map	Whitehorse	YB66136	Quartz	HAYES	15	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087149
Go to map	Whitehorse	YB66137	Quartz	HAYES	16	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087150
Go to map	Whitehorse	YB66138	Quartz	HAYES	17	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087151
Go to map	Whitehorse	YB66139	Quartz	HAYES	18	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087152
Go to map	Whitehorse	YB66140	Quartz	HAYES	19	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087153
Go to map	Whitehorse	YB66141	Quartz	HAYES	20	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087154
Go to map	Whitehorse	YB66142	Quartz	HAYES	21	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087155
Go to map	Whitehorse	YB66143	Quartz	HAYES	22	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087156
Go to map	Whitehorse	YB66144	Quartz	HAYES	23	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087157
Go to map	Whitehorse	YB66145	Quartz	HAYES	24	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087158
Go to map	Whitehorse	YB66146	Quartz	HAYES	25	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087159
Go to map	Whitehorse	YB66147	Quartz	HAYES	26	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087160
Go to map	Whitehorse	YB66148	Quartz	HAYES	27	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087161
Go to map	Whitehorse	YB66149	Quartz	HAYES	28	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087162
Go to map	Whitehorse	YB66150	Quartz	HAYES	29	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087163
Go to map	Whitehorse	YB66151	Quartz	HAYES	30	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087164
Go to map	Whitehorse	YB66152	Quartz	HAYES	31	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087165
Go to map	Whitehorse	YB66153	Quartz	HAYES	32	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087166
Go to map	Whitehorse	YB66154	Quartz	HAYES	33	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087167
Go to map	Whitehorse	YB66155	Quartz	HAYES	34	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087168
Go to map	Whitehorse	YB66156	Quartz	HAYES	35	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087169
Go to map	Whitehorse	YB66157	Quartz	HAYES	36	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087170
Go to map	Whitehorse	YB66158	Quartz	HAYES	37	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087171
Go to map	Whitehorse	YB66159	Quartz	HAYES	38	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087172
Go to map	Whitehorse	YB66160	Quartz	HAYES	39	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087173
Go to map	Whitehorse	YB66161	Quartz	HAYES	40	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087174
Go to map	Whitehorse	YB66162	Quartz	HAYES	41	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087175
Go to map	Whitehorse	YB66163	Quartz	HAYES	42	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087176
Go to map	Whitehorse	YB66164	Quartz	HAYES	43	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087177
Go to map	Whitehorse	YB66165	Quartz	HAYES	44	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087178
Go to map	Whitehorse	YB66166	Quartz	HAYES	45	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087179
Go to map	Whitehorse	YB66167	Quartz	HAYES	46	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087180
Go to map	Whitehorse	YB66168	Quartz	HAYES	47	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087181
Go to map	Whitehorse	YB66169	Quartz	HAYES	48	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087182
Go to map	Whitehorse	YB66170	Quartz	HAYES	49	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087183
Go to map	Whitehorse	YB66171	Quartz	HAYES	50	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087184
Go to map	Whitehorse	YB66172	Quartz	HAYES	51	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087185
Go to map	Whitehorse	YB66173	Quartz	HAYES	52	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087186
Go to map	Whitehorse	YB66174	Quartz	HAYES	53	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087187
Go to map	Whitehorse	YB66175	Quartz	HAYES	54	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087188
Go to map	Whitehorse	YB66176	Quartz	HAYES	55	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087189
Go to map	Whitehorse	YB66177	Quartz	HAYES	56	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087190
Go to map	Whitehorse	YB66178	Quartz	HAYES	57	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087191
Go to map	Whitehorse	YB66179	Quartz	HAYES	58	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087192
Go to map	Whitehorse	YB66180	Quartz	HAYES	59	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087193

Go to map	Whitehorse	YB66181	Quartz	HAYES	60	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087194
Go to map	Whitehorse	YB66182	Quartz	HAYES	61	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087195
Go to map	Whitehorse	YB66183	Quartz	HAYES	62	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087196
Go to map	Whitehorse	YB66184	Quartz	HAYES	63	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087197
Go to map	Whitehorse	YB66185	Quartz	HAYES	64	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087198
Go to map	Whitehorse	YB66186	Quartz	HAYES	65	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087199
Go to map	Whitehorse	YB66187	Quartz	HAYES	66	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087200
Go to map	Whitehorse	YB66188	Quartz	HAYES	67	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087201
Go to map	Whitehorse	YB66189	Quartz	HAYES	68	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087202
Go to map	Whitehorse	YB66190	Quartz	HAYES	69	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087203
Go to map	Whitehorse	YB66191	Quartz	HAYES	70	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087204
Go to map	Whitehorse	YB66192	Quartz	HAYES	71	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087205
Go to map	Whitehorse	YB66193	Quartz	HAYES	72	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087206
Go to map	Whitehorse	YB66194	Quartz	HAYES	73	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087207
Go to map	Whitehorse	YB66195	Quartz	HAYES	74	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087208
Go to map	Whitehorse	YB66196	Quartz	HAYES	75	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087209
Go to map	Whitehorse	YB66197	Quartz	HAYES	76	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087210
Go to map	Whitehorse	YB66198	Quartz	HAYES	77	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087211
Go to map	Whitehorse	YB66199	Quartz	HAYES	78	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087212
Go to map	Whitehorse	YB66200	Quartz	HAYES	79	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087213
Go to map	Whitehorse	YB66201	Quartz	HAYES	80	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087214
Go to map	Whitehorse	YB66202	Quartz	HAYES	81	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087215
Go to map	Whitehorse	YB66203	Quartz	HAYES	82	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087216
Go to map	Whitehorse	YB66204	Quartz	HAYES	83	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087217
Go to map	Whitehorse	YB66205	Quartz	HAYES	84	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087218
Go to map	Whitehorse	YB66206	Quartz	HAYES	85	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087219
Go to map	Whitehorse	YB66207	Quartz	HAYES	86	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087220
Go to map	Whitehorse	YB66208	Quartz	HAYES	87	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087221
Go to map	Whitehorse	YB66209	Quartz	HAYES	88	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087222
Go to map	Whitehorse	YB66210	Quartz	HAYES	89	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087223
Go to map	Whitehorse	YB66211	Quartz	HAYES	90	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087224
Go to map	Whitehorse	YB66212	Quartz	HAYES	91	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087225
Go to map	Whitehorse	YB66213	Quartz	HAYES	92	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087226
Go to map	Whitehorse	YB66214	Quartz	HAYES	93	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087227
Go to map	Whitehorse	YB66215	Quartz	HAYES	94	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087228
Go to map	Whitehorse	YB66216	Quartz	HAYES	95	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087229
Go to map	Whitehorse	YB66217	Quartz	HAYES	96	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087230
Go to map	Whitehorse	YB66218	Quartz	HAYES	97	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087231
Go to map	Whitehorse	YB66219	Quartz	HAYES	98	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087232
Go to map	Whitehorse	YB66220	Quartz	HAYES	99	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087233
Go to map	Whitehorse	YB66221	Quartz	HAYES	100	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087234
Go to map	Whitehorse	YB66222	Quartz	HAYES	101	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087235
Go to map	Whitehorse	YB66223	Quartz	HAYES	102	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087236
Go to map	Whitehorse	YB66224	Quartz	HAYES	103	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087237
Go to map	Whitehorse	YB66225	Quartz	HAYES	104	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087238
Go to map	Whitehorse	YB66226	Quartz	HAYES	105	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087239
Go to map	Whitehorse	YB66227	Quartz	HAYES	106	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087240
Go to map	Whitehorse	YB66228	Quartz	HAYES	107	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087241
Go to map	Whitehorse	YB66229	Quartz	HAYES	108	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087242
Go to map	Whitehorse	YB66230	Quartz	HAYES	109	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087243
Go to map	Whitehorse	YB66231	Quartz	HAYES	110	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087244
Go to map	Whitehorse	YB66232	Quartz	HAYES	111	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087245
Go to map	Whitehorse	YB66233	Quartz	HAYES	112	Republic Resources Inc. - 100%.	08/09/1995	08/01/2009	Active			115I05		500087246
Go to map	Whitehorse	YB97090	Quartz	HAYES	131	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089602
Go to map	Whitehorse	YB97091	Quartz	HAYES	132	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089603
Go to map	Whitehorse	YB97092	Quartz	HAYES	133	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089604
Go to map	Whitehorse	YB97093	Quartz	HAYES	134	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089605
Go to map	Whitehorse	YB97094	Quartz	HAYES	135	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089606
Go to map	Whitehorse	YB97095	Quartz	HAYES	136	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089607
Go to map	Whitehorse	YB97096	Quartz	HAYES	137	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089608

Go to map	Whitehorse	YB97097	Quartz	HAYES	138	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089609
Go to map	Whitehorse	YB97098	Quartz	HAYES	139	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089610
Go to map	Whitehorse	YB97099	Quartz	HAYES	140	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089611
Go to map	Whitehorse	YB97100	Quartz	HAYES	141	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089612
Go to map	Whitehorse	YB97101	Quartz	HAYES	142	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089613
Go to map	Whitehorse	YB97102	Quartz	HAYES	143	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089614
Go to map	Whitehorse	YB97103	Quartz	HAYES	144	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089615
Go to map	Whitehorse	YB97104	Quartz	HAYES	145	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089616
Go to map	Whitehorse	YB97105	Quartz	HAYES	146	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089617
Go to map	Whitehorse	YB97106	Quartz	HAYES	147	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089618
Go to map	Whitehorse	YB97107	Quartz	HAYES	148	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089619
Go to map	Whitehorse	YB97108	Quartz	HAYES	149	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089620
Go to map	Whitehorse	YB97109	Quartz	HAYES	150	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089621
Go to map	Whitehorse	YB97110	Quartz	HAYES	151	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089622
Go to map	Whitehorse	YB97111	Quartz	HAYES	152	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089623
Go to map	Whitehorse	YB97112	Quartz	HAYES	153	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089624
Go to map	Whitehorse	YB97113	Quartz	HAYES	154	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089625
Go to map	Whitehorse	YB97114	Quartz	HAYES	155	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089626
Go to map	Whitehorse	YB97115	Quartz	HAYES	156	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089627
Go to map	Whitehorse	YB97116	Quartz	HAYES	157	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089628
Go to map	Whitehorse	YB97117	Quartz	HAYES	158	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089629
Go to map	Whitehorse	YB97118	Quartz	HAYES	159	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089630
Go to map	Whitehorse	YB97119	Quartz	HAYES	160	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089631
Go to map	Whitehorse	YB97120	Quartz	HAYES	161	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089632
Go to map	Whitehorse	YB97121	Quartz	HAYES	162	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089633
Go to map	Whitehorse	YB97122	Quartz	HAYES	163	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089634
Go to map	Whitehorse	YB97123	Quartz	HAYES	164	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089635
Go to map	Whitehorse	YB97124	Quartz	HAYES	165	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089636
Go to map	Whitehorse	YB97125	Quartz	HAYES	166	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089637
Go to map	Whitehorse	YB97126	Quartz	HAYES	167	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089638
Go to map	Whitehorse	YB97127	Quartz	HAYES	168	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089639
Go to map	Whitehorse	YB97128	Quartz	HAYES	169	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089640
Go to map	Whitehorse	YB97129	Quartz	HAYES	170	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089641
Go to map	Whitehorse	YB97130	Quartz	HAYES	171	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089642
Go to map	Whitehorse	YB97131	Quartz	HAYES	172	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089643
Go to map	Whitehorse	YB97132	Quartz	HAYES	181	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089644
Go to map	Whitehorse	YB97133	Quartz	HAYES	182	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089645
Go to map	Whitehorse	YB97134	Quartz	HAYES	183	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089646
Go to map	Whitehorse	YB97135	Quartz	HAYES	184	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089647
Go to map	Whitehorse	YB97136	Quartz	HAYES	185	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089648
Go to map	Whitehorse	YB97137	Quartz	HAYES	186	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089649
Go to map	Whitehorse	YB97138	Quartz	HAYES	187	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089650
Go to map	Whitehorse	YB97139	Quartz	HAYES	188	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089651
Go to map	Whitehorse	YB97140	Quartz	HAYES	189	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089652
Go to map	Whitehorse	YB97141	Quartz	HAYES	190	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089653
Go to map	Whitehorse	YB97142	Quartz	HAYES	191	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089654
Go to map	Whitehorse	YB97143	Quartz	HAYES	192	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089655
Go to map	Whitehorse	YB97144	Quartz	HAYES	193	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089656
Go to map	Whitehorse	YB97145	Quartz	HAYES	194	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089657
Go to map	Whitehorse	YB97146	Quartz	HAYES	195	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089658
Go to map	Whitehorse	YB97147	Quartz	HAYES	196	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089659
Go to map	Whitehorse	YB97148	Quartz	HAYES	197	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089660
Go to map	Whitehorse	YB97149	Quartz	HAYES	198	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089661
Go to map	Whitehorse	YB97150	Quartz	HAYES	199	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089662
Go to map	Whitehorse	YB97151	Quartz	HAYES	200	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089663
Go to map	Whitehorse	YB97152	Quartz	HAYES	201	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089664
Go to map	Whitehorse	YB97153	Quartz	HAYES	202	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089665
Go to map	Whitehorse	YB97154	Quartz	HAYES	203	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089666
Go to map	Whitehorse	YB97155	Quartz	HAYES	204	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089667
Go to map	Whitehorse	YB97156	Quartz	HAYES	205	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089668

Go to map	Whitehorse	YB97157	Quartz	HAYES	206	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089669
Go to map	Whitehorse	YB97158	Quartz	HAYES	207	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089670
Go to map	Whitehorse	YB97159	Quartz	HAYES	208	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089671
Go to map	Whitehorse	YB97160	Quartz	HAYES	209	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089672
Go to map	Whitehorse	YB97161	Quartz	HAYES	210	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089673
Go to map	Whitehorse	YB97162	Quartz	HAYES	211	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089674
Go to map	Whitehorse	YB97163	Quartz	HAYES	212	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089675
Go to map	Whitehorse	YB97164	Quartz	HAYES	213	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089676
Go to map	Whitehorse	YB97165	Quartz	HAYES	214	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089677
Go to map	Whitehorse	YB97166	Quartz	HAYES	215	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089678
Go to map	Whitehorse	YB97167	Quartz	HAYES	216	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089679
Go to map	Whitehorse	YB97168	Quartz	HAYES	217	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089680
Go to map	Whitehorse	YB97169	Quartz	HAYES	218	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089681
Go to map	Whitehorse	YB97170	Quartz	HAYES	219	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089682
Go to map	Whitehorse	YB97171	Quartz	HAYES	220	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089683
Go to map	Whitehorse	YB97172	Quartz	HAYES	221	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089684
Go to map	Whitehorse	YB97173	Quartz	HAYES	222	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089685
Go to map	Whitehorse	YB97174	Quartz	HAYES	223	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089686
Go to map	Whitehorse	YB97175	Quartz	HAYES	224	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089687
Go to map	Whitehorse	YB97176	Quartz	HAYES	225	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089688
Go to map	Whitehorse	YB97177	Quartz	HAYES	226	Republic Resources Inc. - 100%.	30/12/1996	08/01/2009	Active			115I05		500089689
Go to map	Whitehorse	YB97178	Quartz	HAYES	113	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089690
Go to map	Whitehorse	YB97179	Quartz	HAYES	114	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089691
Go to map	Whitehorse	YB97180	Quartz	HAYES	115	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089692
Go to map	Whitehorse	YB97181	Quartz	HAYES	116	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089693
Go to map	Whitehorse	YB97182	Quartz	HAYES	117	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089694
Go to map	Whitehorse	YB97183	Quartz	HAYES	118	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089695
Go to map	Whitehorse	YB97184	Quartz	HAYES	119	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089696
Go to map	Whitehorse	YB97185	Quartz	HAYES	120	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089697
Go to map	Whitehorse	YB97186	Quartz	HAYES	121	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089698
Go to map	Whitehorse	YB97187	Quartz	HAYES	122	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089699
Go to map	Whitehorse	YB97188	Quartz	HAYES	123	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089700
Go to map	Whitehorse	YB97189	Quartz	HAYES	124	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089701
Go to map	Whitehorse	YB97190	Quartz	HAYES	125	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089702
Go to map	Whitehorse	YB97191	Quartz	HAYES	126	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089703
Go to map	Whitehorse	YB97192	Quartz	HAYES	127	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089704
Go to map	Whitehorse	YB97193	Quartz	HAYES	128	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089705
Go to map	Whitehorse	YB97194	Quartz	HAYES	129	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089706
Go to map	Whitehorse	YB97195	Quartz	HAYES	130	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089707
Go to map	Whitehorse	YB97196	Quartz	HAYES	173	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089708
Go to map	Whitehorse	YB97197	Quartz	HAYES	174	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089709
Go to map	Whitehorse	YB97198	Quartz	HAYES	175	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089710
Go to map	Whitehorse	YB97199	Quartz	HAYES	176	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089711
Go to map	Whitehorse	YB97200	Quartz	HAYES	177	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089712
Go to map	Whitehorse	YB97201	Quartz	HAYES	178	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089713
Go to map	Whitehorse	YB97202	Quartz	HAYES	179	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089714
Go to map	Whitehorse	YB97203	Quartz	HAYES	180	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089715
Go to map	Whitehorse	YB97204	Quartz	HAYES	227	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089716
Go to map	Whitehorse	YB97205	Quartz	HAYES	228	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089717
Go to map	Whitehorse	YB97206	Quartz	HAYES	229	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089718
Go to map	Whitehorse	YB97207	Quartz	HAYES	230	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089719
Go to map	Whitehorse	YB97208	Quartz	HAYES	231	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089720
Go to map	Whitehorse	YB97209	Quartz	HAYES	232	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089721
Go to map	Whitehorse	YB97210	Quartz	HAYES	233	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089722
Go to map	Whitehorse	YB97211	Quartz	HAYES	234	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089723
Go to map	Whitehorse	YB97212	Quartz	HAYES	235	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089724
Go to map	Whitehorse	YB97213	Quartz	HAYES	236	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089725
Go to map	Whitehorse	YB97214	Quartz	HAYES	237	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089726
Go to map	Whitehorse	YB97215	Quartz	HAYES	238	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089727
Go to map	Whitehorse	YB97216	Quartz	HAYES	239	Republic Resources Inc. - 100%.	08/01/1997	08/01/2009	Active			115I05		500089728

SCHEDULE "B"

NET SMELTER RETURNS

1.

As additional consideration the Purchaser acknowledges and agrees that its interest in the Property shall be subject to a royalty or charge in the amount of 2% of Net Smelter Returns in favour of the Vendor.

2.

For the purpose of this Agreement, "Net Smelter Returns" shall mean the actual proceeds received by the Purchaser from a smelter or other place of sale or treatment with respect to all ore removed by the Purchaser from the Property as evidenced by its returns or settlement sheets after deducting from the said proceeds all freight or other transportation costs from the shipping point to the smelter or other place of sale or treatment but without any other deduction whatsoever.

3.

Net Smelter Returns due and payable to the Vendor hereunder shall be paid within thirty (30) days after receipt of the said actual proceeds by the Purchaser.

4.

Within ninety (90) days after the end of each fiscal year of the Purchaser during which the Property was in commercial production, the records relating to the calculation of Net Smelter Returns during that fiscal year shall be audited and any adjustments shall be made forthwith. The audited statements shall be delivered to the Vendor who shall have sixty (60) days after receipt of such statements to question in writing their accuracy and, failing such question, the statements shall be deemed correct.

5.

The Vendor or his representative duly appointed in writing shall have the right at all reasonable times, upon written request, to inspect such books and financial records of the Purchaser as are relevant to the determination of Net Smelter Returns and at his own expense, to make copies thereof.

6.

At any time after the commencement of the obligation hereunder to pay the Net Smelter Return arises the Purchaser shall have the right to purchase from the Vendor 1/2 of such Net Smelter Return (1%) for a full price or consideration as determined by an independent valuator retained by the Purchaser and agreed to by the Vendor.